For the semi-annual period ended June 30, 2005.
File number 811-03336
Jennison Blend Fund, Inc.


SUB-ITEM 77D
Policies With Respect to Security Investment


JennisonDryden Funds

Supplement dated June 23, 2005


       The Boards of Directors/Trustees of each of the Funds listed below recently approved certain changes to the portfolio holdings disclosure policy for each of the Funds.

       Pursuant to the revised policy, the Funds will provide a full list of their portfolio securities on the Funds' website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month. Accordingly, for each Fund, as of the effective date listed below, the section of the Prospectus titled "How the Fund is Managed-Disclosure of Portfolio Holdings" and the section of the Statement of Additional Information
(SAI) titled "Disclosure of Portfolio Holdings" are hereby amended to reflect such changes and any contrary language is hereby deleted.


Listed below are the names of the JennisonDryden Funds to which this Supplement relates, the date of each Fund's Prospectus/SAI, and the effective date of this Supplement with respect to each Fund:

Fund Name
Prospectus/SAI
Date
Effective Date
Dryden Short-Term Bond Fund,
Inc.
-	Dryden Short-Term
Corporate Bond Fund
-	Dryden Ultra Short Bond
Fund
April 12, 2005
On or about June 30,
2005
MoneyMart Assets, Inc.
February 25, 2005
On or about June 30,
2005
Prudential World Fund, Inc.
-	Jennison Global Growth
Fund
-	Dryden International Equity
Fund
February 24, 2005
On or about June 30,
2005
Dryden Global Total Return Fund,
Inc.
April 7, 2005
On or about June 30,
2005
Dryden Tax-Free Money Fund
April 7, 2005
On or about June 30,
2005
Prudential Institutional Liquidity
Portfolio, Inc.
  -      Institutional Money Market
Series
May 27, 2005
On or about June 30,
2005
Dryden Government Securities
Trust
  -      Money Market Series
March 7, 2005
On or about June 30,
2005
Strategic Partners Opportunity
Funds
  -      Jennison Select Growth
Fund
June 30, 2004
On or about June 30,
2005
The Prudential Investment
Portfolios, Inc.
-	Dryden Active Allocation
Fund
November 23, 2004
On or about June 30,
2005
Dryden Tax-Managed Funds
  -      Dryden Large Cap Core
Equity Fund
February 23, 2005
On or about July 30,
2005
Dryden Index Series Fund
  -      Dryden Stock Index Fund
November 29, 2004
On or about July 30,
2005
Jennison 20/20 Focus Fund
March 29, 2005
On or about July 30,
2005
The Prudential Investment
Portfolios, Inc.
-	Jennison Equity Opportunity
Fund
-	Jennison Growth Fund
November 23, 2004
On or about July 30,
2005
Jennison Natural Resources Fund,
Inc.
July 28, 2004
On or about July 30,
2005
Jennison U.S. Emerging Growth
Fund, Inc.
February 24, 2005
On or about July 30,
2005
Jennison Value Fund
February 24, 2005
On or about July 30,
2005
Dryden Small-Cap Core Equity
Fund, Inc.

February 23, 2005
On or about July 30,
2005



Fund Name
Prospectus/SAI
Date
Effective Date
Jennison Sector Funds, Inc.
-	Jennison Financial Services
Fund
-	Jennison Health Sciences
Fund
-	Jennison Technology Fund
-	Jennison Utility Fund
March 18, 2005
On or about July 30,
2005
Jennison Small Company Fund, Inc.
November 30,
2004
On or about July 30,
2005
Dryden Total Return Bond Fund,
Inc.
April 14, 2005
On or about August 30,
2005
Dryden Government Income Fund,
Inc.
April 28, 2005
On or about August 30,
2005
Dryden High Yield Fund, Inc.
March 25, 2005
On or about August 30,
2005
The Prudential Investment
Portfolios, Inc.
-	JennisonDryden Conservative
Allocation Fund
-	JennisonDryden Moderate
Allocation Fund
-	JennisonDryden Growth
Allocation Fund
October 31, 2004
On or about August 30,
2005
Dryden Municipal Series Fund
-	New Jersey Series
-	New York Series
-	Pennsylvania Series
October 31, 2004
On or about October
30, 2005
Dryden California Municipal Fund
-	California Series
-	California Income Series
October 31, 2004
On or about October
30, 2005
Dryden Municipal Series Fund
  -      Florida Series
October 31, 2004
On or about October
30, 2005
Dryden National Municipals Fund,
Inc.
April 8, 2005
On or about October
30, 2005
Jennison Blend Fund, Inc.
March 23, 2005
On or about October
30, 2005
Cash Accumulation Trust
-	Liquid Assets Fund
-	National Money Market Fund
November 24,
2004
On or about October
30, 2005

















MF2005C11